UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                        Date of Report: November 16, 2006

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



         Delaware                       1-9494                   13-3228013
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)

  727 Fifth Avenue, New York, New York                            10022
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.03.      Amendment to By-laws.

On November 16, 2006,  Registrant's board of directors resolved to amend Section
1.04 of Registrant's By-laws so as to adopt a majority vote standard for uncontested director elections and for all other matters other than contested director elections. As so amended, Section 1.04 of Registrant's By-laws now reads as follows:


SECTION 1.04.   Method of Voting.
------------    ----------------

     "A. The vote upon any question before the meeting need not be by ballot. Except as expressly provided otherwise by the General Corporation Law of the State of Delaware, the Certificate of Incorporation or this Section 1.04, at a meeting at which a quorum is present, each matter other than the election of directors shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter.


     "B. At each meeting of the stockholders for the election of directors at which a quorum is present, each director shall be elected by the vote of the majority of the votes cast; provided, that if as of the record date for such meeting the number of nominees exceeds the number of directors to be elected, the directors, not exceeding the authorized number of directors as fixed by the Board of Directors in accordance with the Certificate of Incorporation, shall be elected by a plurality of the votes cast. For purposes of this Section 1.04, a majority of the votes cast means that the number of shares voted "for" a director must exceed the number of shares voted "against" that director. If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected thereafter at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws."


Item 9.01.    Financial Statements and Exhibits.

    (c)  Exhibits

         3.2  Restated By-laws of Registrant, as last amended November 16, 2006.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        TIFFANY & CO.


                                   BY:  /s/ Patrick B. Dorsey
                                        _______________________________________
                                        Patrick B. Dorsey
                                        Senior Vice President, General Counsel
                                        and Secretary



Date:  November 16, 2006


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                                  EXHIBIT INDEX


Exhibit No.    Description
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3.2            Restated By-laws of Registrant, as last amended November 16, 2006